UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21575

BRYCE CAPITAL GROWTH FUND

BRYCE CAPITAL VALUE FUND,

EACH A SERIES OF BRYCE CAPITAL FUNDS

 (Exact name of registrant as specified in charter)

2 Thornell Road, Pittsford, NY

14534

(Address of principal executive offices)

(Zip code)

Dennis E. Lohouse, Treasurer, Bryce Capital Funds, 2 Thornell Road, Pittsford, NY 14534

Registrant's telephone number, including area code: 585-381-2990

Date of fiscal year end: 6/30/07

Date of reporting period: 12/31/07

Form N-CSR is to used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. – 3507.

Bryce Capital Value Fund

Bryce Capital Growth Fund

Semi-Annual Report to Shareholders

December 31, 2007

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the Funds will decline and the value of the Funds’ shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Table of Contents

President’s Letter to Shareholders

Performance Returns

Value Fund

Growth Fund

Bryce Capital Value Fund

Portfolio Commentary

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Bryce Capital Growth Fund

Portfolio Commentary

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Shareholder Fee Examples

Trustees and Officers

Letter to shareholders

                                                                                                                                                                January  2008

Thank you for your continued support and investment in the Bryce Capital Family of Funds.  We appreciate the confidence and trust that you have continued to place in us.  That confidence and trust was rewarded yet again, as both funds performed very well in 2007 strongly outperforming the benchmark S&P 500 index. For the specific performance of each fund, please refer to the performance page in this report.

When all was said and done, the stock market as measured by the S&P 500, was up for the year 2007, but what a ride it was. The market’s return was really divided by the first half of the year and the second half as they behaved very differently.  The year started out very positively, as a strong economy, rising corporate earnings and record merger activity produced what in retrospect appears to be significant over-confidence.  Private equity firms were buying up company after company or rumored to do so, as their access to capital seemed limitless.  Companies frustrated by what they viewed as the stock market’s inability to properly value their company, were more than happy to take the premiums being offered in mergers, whether it be from another public firm or from a private equity fund.  The level of activity was so strong, that with so many deals being consummated over weekends, Monday came to be known as “merger Monday.”  This euphoria continued into the fall with the S&P hitting new all time highs.  However, the underpinnings of problems were starting to be seen.

As we entered the fall, one word continued to prop its head up and the word is “sub-prime”.  The precursor was the collapse of two Bear Stearns hedge funds that utilized leverage to invest aggressively in mortgage backed securities.  As home prices continued to deteriorate and default rates rose, mortgage backed securities helped to lead the charge into what became known as the “credit crisis”.  Banks, brokerages, insurance companies and other financial companies were punished for their exposure to these securities and many had to take tremendous write-offs for the lost value of these securities, as many became virtually unmarketable. We as a firm, felt very uncomfortable with the financials as a whole and as a result we were very underweight the financial sector.  This lack of exposure helped our performance as we avoided a great many of the pitfalls that this sector experienced in 2007.

The year finished up with significant weakness in the broader market, with November and December both being down months. These months historically have been seasonally strong months and marked the first time since 1974 that the U.S. equity markets declined during that period.  The Federal Reserve started to aggressively cut short-term interest rates in an effort to prevent the economy from slipping into a recession, time will tell if those efforts worked.

Many of these same issues are at the forefront as we enter 2008. The financial credit crisis is far from resolved as the write-offs are continuing at break neck pace.  The economy shows signs of further slow downs despite the Federal Reserves actions.  However, with that said, the weakness always creates great investment opportunities as all sectors and industries begin to get broad-brushed.  The stock market is a leading indicator, in that buying stocks is buying the future earnings stream.  The stock market will discount a worst case scenario and the eventual recovery of the economy and earnings. We will continue to invest in those companies that are producing consistent earnings and will look to capitalize on weakness in companies that we believe to be unwarranted.

Respectfully,

Ed Sheidlower, CMFC

President, Bryce Capital Funds

$15,800

Table 1
PERFORMANCE
Annualized for the period ended December 31, 2007
		Bryce Value Fund	Russell 1000 Value	S&P 500

One Year		15.0%	-2.7%	5.5%

Three Year		13.6%	6.6%	9.4%

Since Inception	(September 14, 2004)	15.1%	8.9%	10.3%

Cummulative	(not annualized)	58.0%	31.7%	37.6%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

$14,018

Table 1
PERFORMANCE
Annualized for the period ended December 31, 2007
		Bryce Growth	Russell	S&P 500
		Fund	1000 Growth

One Year		21.4%	10.5%	5.5%

Three Year		30.5%	24.0%	30.9%

Since Inception	(September 14, 2004)	11.0%	9.2%	10.3%

Cummulative	(not annualized)	40.2%	33.1%	37.6%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Growth Fund:

The Bryce Capital Growth Fund had a very strong 2007, more than tripling the return of the benchmark S&P 500.  The Fund was up 21.2% for 2007, while the S&P 500 was up 5.5%, making it one of the top performing funds in the category.

Over the last several years, value companies have dominated growth companies.  Again in 2007 many of these same sectors were the strongest performers.  The strongest performing sector for the year was once again energy followed by materials.  Neither of these sectors is traditionally thought of as a growth sector and our exposure to these sectors will be minimal. That being the case, that makes our performance even more gratifying as stock selection generated the performance rather than buying the right sector.  Where our sector weighting did help us was our significant underweight in the financials.  As I wrote in the President’s note to shareholders, the financial sector was punished, putting up the worst return of any sector in 2007 as a result of the credit crisis.

During the year, the Fund saw positive contributions from stocks in a number of different sectors.  The number one positive contributor to performance of the Growth Fund in 2007 was Apple.  Apple was up 130% for the year on the anticipation and the rollout of the iPhone.  In addition, Apple consistently beat earnings expectations, by an average of 22% for the four quarters of the year as well as a large increase in their market share in both the notebook and desktop markets.  The second largest positive contributor to performance was Crox, which was the number one performer for the Fund for 2006.  Crox, the manufacturer and marketer of footwear was up over 70% for the year.  We sold a large portion of this position during the year for gains on the order of 91-105%. The next largest contributor was Priceline.com which was purchased during the year and was up 78.9% from when we added the name in June to the end of the year.  Priceline provides Internet based e-commerce allowing customers to purchase a wide range of travel related services.  Priceline benefited from very strong traffic and sales through their website, which resulted in very strong earnings and revenue ahead of Wall Street’s expectations. Jacobs Engineering was the next largest contributor up 77.1% from the time that it was added to the Fund in the spring.  Despite a poor construction market, Jacobs held record levels of project backlogs and benefited from a push toward building infrastructure. The next largest contributor was Potash Corporation, up 72.4% from the time that the company was added to the portfolio in July.  Potash mines, produces and sells potash, phosphate products and nitrogen fertilizers and chemicals. This company has benefited from both the tremendous demand for corn for ethanol and the demand for fertilizers in overseas markets such as China. With fertilizer prices hitting record highs and the supply limited to just a few producers, they continue to sit in the “sweet spot”.

On the downside, as always, we work hard to limit our losses and when a company does not meet our expectations, we do not wait around long for excuses.  The largest negative contributor to performance in the Growth Fund was Celgene, down 30.4%. Celgene is a biotechnology working to develop and market therapies through the regulation of cells, genes and proteins.  Celgene stock got hit when it was announced at a conference of the American Society of Hematology that a competitor was introducing a drug that will compete with a successful drug they produce.  We exited the stock.  The second largest negative contributor was EMC Corporation.  EMC owns 80% of VMWare, which is a provider of virtualization solutions and was very successfully, spun off from EMC earlier in the year.  VMWare which has a virtual monopoly on this fast growing industry saw a number of very large technology companies announce their intention to enter this lucrative business.  This put pressure on VMWare and as a result of EMC’s remaining stockholding put pressure on EMC Stock at a time during the fourth quarter when technology stocks as a whole was being sold. As a result the stock was down 24.5%. The next biggest negative contributor was NVIDIA, which was down 22.7%. NVIDIA a computer chipmaker was hurt by increased competition from both AMD and Intel. With technology spending falling in a weak economic environment, supply increased and this reduced their operating margins.

Although we enter the year with much uncertainty, we are very comfortable with our current sector weightings and the names that we are currently holding. We will continue to vigilantly monitor our holdings to eliminate companies that do not meet our standards should circumstances change and will continue to search for those companies to add that meet our stringent criteria.

As always, thank you for the trust and confidence you have placed in us, we work everyday to continue to earn it.

Respectfully,

Ed Sheidlower, CMFC

Portfolio Manager

Bryce Capital Growth Fund
Investment Changes

Top Ten Stocks as of December 31, 2007
		% of fund's net assets
+ Deckers Outdoor Corp.	1,825	6.5%
Potash Corp.	1,900	6.3%
+Priceline.com Inc.	2,300	6.1%
+ Apple Computer Inc.	1,325	6.0%
+Jacobs Engineering Group	2,600	5.7%
+ Express Scripts	3,350	5.6%
+ Greenmountain Coffee	5,900	5.5%
+ Options Xpress	6,725	5.2%
+ Gamestop Corp.	3,350	4.8%
+Google Inc.	300	4.8%
		56%

Top Five Market Sectors as of December 31, 2007
		% of fund's net assets
Information Technology		27.6%
Consumer Discretionary		18.5%
Health Care		16.2%
Consumer Staples		12.5%
Industrials		10.4%

Asset Allocation (% of Fund's net assets)
As of December 31, 2007

Bryce Capital Growth Fund
Investments December 31, 2007
Showing Percentage of Net Assets

COMMON STOCK - 98.6%
	Shares	Value
Industrials - 10.4%
Ametek	4,100	192,044
+Jacobs Engineering Group	2,600	248,586
L-3 Communications Holdings Inc.	1,900	201,286
		641,916
Consumer Discretionary - 18.5%
+ Amazon.Com	2,125	196,860
+ Deckers Outdoor Corp.	1,825	282,985
+ Gamestop Corp.	3,350	208,069
+Priceline.com Inc.	2,300	264,178
+ Urban Outfitters	7,250	197,635
		1,149,726
Consumer Staples - 12.5%
CVS Caremark Corp	4,825	191,794
+ Green Mountain Coffee	5,900	240,130
+ Hansen Nat Corp.	3,300	146,157
Pepsico Inc.	2,600	197,340
		775,421
Energy - 3.3%
+ Weatherford International	2,950	202,370
		202,370
Financials - 6.4%
Nothern Trust	2,200	168,476
+ Options Xpress	6,725	227,440
		395,916

Health Care - 16.2%
+ Cerner Corp.	3,025	170,610
+ Express Scripts	3,350	244,550
+ Gilead Sciences	4,300	197,843
Stryker Corp.	2,600	194,272
+ Thermo Electron Corp.	3,375	194,670
		1,001,945

Bryce Capital Growth Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value

Materials - 4.4%
Potash Corp.	1,900	273,524
		273,524
Information Technology - 27.6%
+ Adobe Systems Inc.	3,350	143,145
+ Apple Computer Inc.	1,325	262,456
+ Cisco Systems	6,300	170,540
+ EMC Corp.	8,000	148,240
+ FLIR Systems	6,200	194,060
+Google Inc.	300	207,444
Intel	7,700	205,282
+ NVIDIA Corp. Com	5,850	199,017
Saytam Computer Services	6,875	183,700
		1,713,884

TOTAL COMMON STOCKS		6,154,703

MONEY MARKET FUNDS - 1.4%

Bank of New York Money Market Fund		87,153

TOTAL MONEY MARKET FUNDS		87,153

NET INVESTMENT ASSETS - 100.0%		6,241,856

+ non income producing security

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2007 (Unaudited)

		Bryce Capital
		Growth Fund
Assets:
	Investments in securities, at fair value (Cost 4,891,105)	6,154,703
	Cash and Cash equivalents	87,154
	Receivable for investments sold	396,779
	Dividends and interest receivable	2,806
	Due from advisor	112,102
	Prepaid expenses and other assets	3,290
	Total Assets	6,756,834

Liabilities:
	Payable for investments purchased	422,557
	Accrued Advisory Fees	694
	Accrued expenses and other liabilities	45,388
	Total Liabilities	468,639

	Net Assets	6,288,195

Net Assets Consist Of:
	Paid in capital	5,223,804
	Accumulated net investment loss	(78,227)
	Accumulated net realized loss from security transactions	(127,953)
	Net unrealized appreciation of investments	1,270,571

		$ 6,288,195

	Shares Oustanding	454,694

	Net asset value and redemption price per share	$ 13.83

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Years Ended June 30, 2007 (Audited) and Period Ended December 31, 2007 (unaudited)

	Bryce Capital Growth Fund
	For the six
	months ended
	December 31, 2007	2007
Investment Income:
Dividends	$ 8,496	$ 15,752
Interest	1,179	1,286
Total investment income	9,675	17,038

Expenses:
Advisory fees (Note 3)	26,559	34,950
Accounting fees	23,859	21,592
Transfer agent fees	8,607	15,240
Legal fees	(2,143)	12,467
Audit fees	845	7,327
Registration fees	(676)	7,990
Shareholder reporting expense	(5,300)	4,495
Miscellaneous Fees & Expenses	(11,107)	3,450
Custody fees	15,508	3,936
Total expenses	56,152	111,447

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(21,750)	(71,494)
Net expenses	34,402	39,953
Net investment loss	(24,727)	(22,915)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 4):
Net realized gain/(loss) from security transactions	103,211	87,285
Net change in unrealized appreciation of investments	454,199	301,549
Net realized and unrealized gain on investments	557,410	388,834

Net increase in net assets resulting from operations	$ 532,683	$ 365,919

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Years Ended June 30, 2007 (Audited) and Period Ended December 31, 2007 (unaudited)

	Bryce Capital Growth Fund
	For the six
	months ended
	December 31, 2007	2007
Investment Income:
Dividends	$ 8,496	$ 15,752
Interest	1,179	1,286
Total investment income	9,675	17,038

Expenses:
Advisory fees (Note 3)	26,559	34,950
Accounting fees	23,859	21,592
Transfer agent fees	8,607	15,240
Legal fees	(2,143)	12,467
Audit fees	845	7,327
Registration fees	(676)	7,990
Shareholder reporting expense	(5,300)	4,495
Miscellaneous Fees & Expenses	(11,107)	3,450
Custody fees	15,508	3,936
Total expenses	56,152	111,447

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(21,750)	(71,494)
Net expenses	34,402	39,953
Net investment loss	(24,727)	(22,915)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 4):
Net realized gain/(loss) from security transactions	103,211	87,285
Net change in unrealized appreciation of investments	454,199	301,549
Net realized and unrealized gain on investments	557,410	388,834

Net increase in net assets resulting from operations	$ 532,683	$ 365,919

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the six month period ended December 31,2007(unaudited) and Year ended June 30, 2007 (Audited)
Bryce Capital Growth Fund

	For the six
	months ended	Year Ended
	December 31, 2007	June 30, 2007
From Operations:
Net investment loss	$ (24,727)	$ (22,915)
Net realized gain from security transactions	103,211	87,285
Net change in unrealized appreciation
of investments	447,973	301,549
Net increase in net assets
resulting from operations	526,457	365,919

From Capital Share Transactions:
Shares sold	1,367,652	880,647
Reinvestments	83,384	0
Less: Shares redeemed	147,596	725,168
Net increase in net assets from
capital share transactions	1,303,440	155,479

Net increase in net assets	1,829,897	521,398

Net Assets:
Beginning of Period	$ 4,458,297	3,936,899
End of Period	6,288,195	$ 4,458,297
(Includes accumulated net investment loss of:)	$ (78,227)	$ (53,500)

Capital Share Transactions:
Shares as of beginning of period	359,909	345,578
Shares sold	99,952	68,713
Shares redeemed	(11,135)	(54,382)
Reinvested Shares	5,969
Shares as of end of period	454,694	359,909

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Growth Fund

	For the six
	months ended	Year Ended	Year Ended	Year Ended
	December 31,2007	June 30, 2007	June 30, 2006	June 30, 2005*

Net Asset Value, Beginning of Period	$ 12.39	$ 11.39	$ 10.71	$ 10.00

Income (Loss) From
Investment Operations:
Net investment loss (1)	$ (0.06)	$ (0.06)	$ (0.07)	$ (0.09)
Net realized and unrealized gain (loss)
from investment operations (1)	$ 1.50	$ 1.06	0.75	0.80
Total from investment operations	$ 1.44	$ 1.00	$ 0.68	$ 0.71

Net Asset Value, End of Period	$ 13.83	$ 12.39	$ 11.39	$ 10.71

Total Return (2)	13.2%	8.8%	6.4%	7.1%

Ratios/Supplemental Data:
Net assets, end of period (000s)	6,288	$ 4,458	$3,937	$2,322
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.02%	2.95%	3.41%	7.99%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-1.68%	-2.54%	-2.92%	-7.53%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.89%	-0.82%	-0.62%	-1.03%

Portfolio Turnover Rate	45.28%	31.04%	41.91%	123.20%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

* Funds inception date was September 14, 2004

Bryce Capital Value Fund:

The Bryce Capital Value Fund again put up strong numbers versus the benchmark S&P 500. The Value Fund almost tripled the S&P up 15.0% for the full year 2007 versus the S&P up 5.5%. The Fund finished the year up more than 57% since the inception of the Fund.

The Value Fund remains a diversified fund with representation in virtually every sector of the broader market.  Our sector weightings helped us during the year as we reduced our financial, technology and consumer discretionary sectors significantly prior to the fourth quarter, when these areas of the market were under pressure.  We used the proceeds to increase our industrial, material and energy sectors.  These moves helped to positively contribute to the performance.

This past year was the first in some time that we saw growth outperform value.  The Russell 3000 Growth Index was up 11.4% last year while the Russell 3000 Value Index was down 1.0%.  This makes the performance of the Fund in 2007 even more gratifying as value as a whole did not hold up very well. This is another indication that the stock selection had the largest positive impact on the performance.

In looking at some individual names held in the Fund, the largest positive contributor in 2007 was The Mosaic Company, up 113%, since the company was added to the Fund in the second half of the year.  Mosaic manufactures fertilizers and benefited tremendously by the increased need as a result of strong demand for corn used in ethanol and strong demand from exports to countries such as China.  The second largest positive contributor was BE Aerospace, which designs, manufacturers and sells commercial and general aviation aircraft cabin interior products. BE Aerospace was up 92.4% in 2007.  The next largest positive contributor was Quintana Maritime up 83.1% for the year.  Quintana provides drybulk marine transportation services through the ownership and operation of dry bulk vessels.  Quintana benefited from strong demand in overseas markets and the limited number of vessels available to transport these goods.  Late in the year, Quintana received a buyout offer that also drove the stock price higher.  Precision Castparts was the next largest contributor up 77.2% for the year. Precision Castparts manufacturers complex metal components and products and reported very strong earnings which propelled the stock higher.  Cleveland Cliffs rounded out the top five up 66.0% for the year. This company, which produces and markets iron ore, benefited from a strong worldwide demand for raw materials.

On the downside, Wellcare Group led the largest detractors from performance. Wellcare provides managed care services to government sponsored healthcare programs.  Wellcare was down 58.5% when it was announced that the FBI had raided their offices to investigate fraud. The stock dropped 80% on the day that this news broke. Fraud is one thing that investors are never able to predict.  The second largest negative performer was Brush Engineered Materials, which manufacturers high-performance engineered materials and was down 25.7% for the period it was held in the Fund.  Brush guided down on their expectations for the rest of the year and for 2008 citing soft demand and lower product pricing. We exited our holding on this news. The next largest loser was Canadian Pacific Railway, which we lost 23.3%.  This stock fell when it was announced that they were paying $1.48 billion for Dakota, Minnesota & Eastern Railroad Corporation. The merger raised fears around the amount paid and the debt that would have to be assumed to complete the transaction. Rounding out the top five was Brocade Communications Systems which was down 22.1%. Brocade designs, develops, markets, sells and supports data storage networking products and services.  Brocade felt the brunt of the downturn in the technology group in the fall as well as a good report from EMC on the storage side of their business, which investors viewed as Brocade losing market share. We sold our position in this company as well.

Going into 2008, we are very comfortable with our positioning.  We will continue to stick by our stringent stock picking standards and will continue to look to control risk by eliminating any company that does not stand up to those standards.

Respectfully,

Ed Sheidlower, CMFC

Portfolio Manager

Bryce Capital Value Fund
Investment Changes

Top Ten Stocks as of December 31, 2007
% of fund's net assets
Cleveland Cliffs Inc.	2.5%
Nasdaq Stock Market	2.5%
Terra Industries	2.4%
Allegheny Energy	2.3%
Precision Castparts Corp. Co.	2.3%
Manitowoc Co., Inc.	2.2%
Consolidated Energy	2.2%
Cameron Int'l Corp.	2.2%
Vimpel Communications	2.2%
America Movil	2.1%
McDonalds Corp.	2.1%

Top Five Market Sectors as of December 31, 2007
% of fund's net assets
Industrials	24.7%
Information Technology	15.1%
Health Care	12.1%
Materials	10.9%
Energy	9.7%

Asset Allocation (% of Fund's net assets)
As of December 31, 2007

Bryce Capital Value Fund
Investments December 31, 2007
Showing Percentage of Net Assets

COMMON STOCK - 99.4%
	Shares	Value
Industrials - 24.7%
+ BE Aerospace	3,375	178,538
+ Barnes Group	5,275	176,132
Eaton Corporation	1,575	152,696
Goodrich	2,400	169,464
+ Lincoln Electric Holdings	2,175	154,817
Manitowoc Co., Inc.	4,100	200,203
Northrop Grumman Corp.	2,200	173,008
Parker-Hannifan Corp.	2,212	166,586
+ Precision Castparts Corp. Co.	1,450	201,115
Quintana Maritime Ltd.	6,600	151,668
United Technologies Corp.	2,150	164,561
Valmont Industries	1,950	173,784
Walter Industries	4,775	171,566
		2,234,138
Consumer Discretionary - 1.8%
Borg Warner, Inc.	3,350	162,174
		162,174
Consumer Staples - 8.0%
Altria Group	2,375	179,503
Bunge Ltd.	1,625	189,166
McDonalds Corp.	3,225	189,985
+ Packaging Corporation of America	5,925	167,085
		725,739

Energy - 9.7%
+ Cameron Int'l Corp.	4,100	197,333
+ Core Laboratories	1,400	174,608
+ Dawson Geophysical	2,225	158,999
+ Dresser-Rand Co Op	4,600	179,630
Occidental Petroleum	2,175	167,453
		878,023

Bryce Capital Value Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value

Financials - 6.1%
AFLAC, Inc.	2,800	175,364
Bank of New York Mellon Corp Com	3,275	159,689
+ Nasdaq Stock Market	4,475	221,468
		556,521
Health Care - 12.1%
Aetna	3,125	180,406
+ Air Methods CP	3,650	181,295
+ Amedisys	3,900	189,228
+ Henry Schein	2,825	173,455
+ Invitrogen Corp.	1,900	177,479
Teva Pharmaceutical Inds. ADR	4,075	189,406
		1,091,269

Materials - 10.9%
+ A K Steel Holding	3,775	174,556
Cleveland Cliffs Inc.	2,200	221,760
Consolidated Energy	2,775	198,468
Terra Industries	4,400	210,144
The Mosaic Co.	1,900	179,246
		984,174

Information Technology - 15.1%
AU Optronics Corp.	8,900	170,880
+ Aladdin Knowledge Sys.	6,700	175,071
Harris Corp.	2,950	184,906
Hewlett Packard Co.	3,500	176,680
+ Micro Strategy	1,500	142,650
+ Netease.com Inc.	9,050	171,588
+Oracle Corp.	7,675	173,301
+ Western Digital Corp.	5,850	176,728
		1,371,805

Bryce Capital Value Fund
Investments - continued

MONEY MARKET FUNDS - 0.4%
	Shares	Value

Utilities - 2.3%
Allegheny Energy	3,300	209,913
		209,913

Telecommunication Services 7.9%
+America Movil	3,125	191,842
Mobile TeleSystems	1,800	183,222
Nokia Corp	3,850	147,801
+ Vimpel Communications	4,725	196,560
		719,425

TOTAL COMMON STOCKS	250,887	8,933,181

Bank of New York Money Market Fund		55,596

TOTAL MONEY MARKET FUNDS		55,596

NET INVESTMENT ASSETS - 100.0%		8,988,777

+ non income producing security

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2007 (Unaudited)

		Bryce Capital
		Value Fund
Assets:
	Investments in securities, at fair value ( at cost $7,646,060)	8,933,181
	Cash and Cash equivalents	55,596
	Receiveable for Securities Sold	120,566
	Dividends and interest receivable	5,786
	Due from advisor	59,104
	Prepaid expenses and other assets	3,289
	Total Assets	9,177,523

Liabilities:
	Payable for Securities Purchased	25,707
	Accrued Advisory Fees	1,001
	Accrued expenses and other liabilities	47,832
	Total Liabilities	74,540

	Net Assets	$ 9,102,983

Net Assets Consist Of:
	Paid in capital	$ 7,740,188
	Accumulated net investment gain	(45,547)
	Accumulated net realized gain from security transactions	355,619
	Net unrealized appreciation of investments	1,287,121
	Undistributed ST Capital Gains Prior Year	409,845.00
	Distributed LT Gains and Income Current year	(644,243)
		$ 9,102,983

	Shares Outstanding	620,991

	Net asset value and redemption price per share	$ 14.66

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Year ended June 30, 2007 (Audited) and the six months ended December 31, 2007 (Unaudited)

	Bryce Capital Value

	For the six
	months ended	Year Ended
	December 31, 2007	June 30, 2007
Investment Income:
Dividends	$ 42,086	$ 69,274
Interest	1,625	2,076
Total investment income	43,711	71,350

Expenses:
Advisory fees (Note 2)	42,319	66,091
Accounting fees	23,565	25,572
Transfer agent fees	15,623	18,035
Legal fees	(731)	12,467
Audit fees	845	7,327
Registration fees	(675)	7,763
Shareholder reporting expense	2,493	2,243
Custody fees	748	3,936
Miscellaneous Fees & Expenses	2,370	4,189
Total expenses	86,557	147,623

Less:
Advisory fees waived and expenses reimbursed (Note 2)	(35,438)	(65,184)
Net expenses	51,119	82,439
Net investment loss	(7,408)	(11,089)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	355,619	495,953
Net change in unrealized appreciation of investments	(223,093)	692,884
Net realized and unrealized gain on investments	132,526	1,188,837

Net increase in net assets resulting from operations	$ 125,118	$ 1,177,748.00

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Value Fund
Unaudited

	Six Month Period
	Ended	Year Ended
	December 31, 2007	June 30, 2007
From Operations:
Net investment loss	$ (7,408)	$ (11,089)
Net realized gain/loss from security transactions	355,619	495,953
Net change in unrealized appreciation
of investments	(223,094)	692,884
Net increase in net assets
resulting from operations	125,117	1,177,748

From Capital Share Transactions:
Shares sold	1,742,666	1,168,779
Shares redeemed	(201,383)	920,893
Net increase in net assets from
capital share transactions	1,541,283	247,886

Net increase in net assets	1,666,400	1,425,634

Net Assets:
Beginning of Period	7,440,601	6,014,967
End of Period	$ 9,102,983	$ 7,440,601
(Includes accumulated net investment loss of:)	$ (43,854)	$ (36,445)

Capital Share Transactions:
Shares as of beginning of period	477,131	458,525
Shares sold	113,027	94,036
Shares redeemed	(12,925)	(75,430)
Reinvested shares	43,758	0
Shares as of end of period	620,991	477,131

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Value Fund
Unaudited

	For the six
	months ended	Year Ended	Year Ended	Year Ended
	December 31, 2007	June 30, 2007	June 30, 2006	6/30/2005*

Net Asset Value, Beginning of Period	$ 15.59	$ 3.12	$ 11.20	$ 10.00

Income (Loss) From
Investment Operations:
Net investment gain/loss (1)	$ (0.01)	$ (0.02)	$ (0.05)	$ (0.06)
Net realized and unrealized gain/loss
from investment operations (1)	(0.94)	2.49	1.97	1.26
Total from investment operations	$ (0.95)	$ 2.47	$ 1.92	$ 1.20

Net Asset Value, End of Period	$ 14.66	$ 15.59	$ 13.12	$ 11.20

Total Return (2)	1.2%	18.8%	17.0%	12.0%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 9,103	$ 7,441	$ 6,015	$ 2,959
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.05%	2.21%	2.63%	7.20%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-1.01%	-1.14%	2.02%	-6.23%
Ratio of net investment loss to average
net assets, after waiver/reimbursement(3)	-0.18%	-0.17%	-0.37%	-0.65%

Portfolio Turnover Rate	46.57%	36.23%	40.26%	147.52%

* Beginning date as of September 14, 2004 (commencement of operations).
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

BRYCE CAPITAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

Note 1.  Organization

Bryce Capital Funds (the “Trust”) was organized as a Delaware business trust formed on April 1, 2004 and currently offers two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Fund” or a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

The Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund commenced investment operations on September 14, 2004.  Each Fund’s business and affairs are managed by its officers under the direction of the Board of Trustees.  Each Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP).  Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - Each Fund records dividends and distributions to shareholders on the ex-dividend date.  Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by “the Funds” investment advisor Bryce Capital Management, LLC.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) on behalf of each Fund with Bryce Capital Management, LLC. (the “Adviser”). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Funds.   For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent a Fund’s operating expenses exceed 1.25% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of each Fund’s average daily net assets. The Fund has a recapture agreement with the Adviser allowing for reimbursement of waived fees and/or reimbursed fees subject to the expense limits of the Funds.  For the six month period ended December 31, 2007, the Adviser waived fees amounting to the following:

Bryce Capital Value Fund	$21,750
Bryce Capital Growth Fund	$35,438

The Trust has entered into a Fund Accounting Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”).  Pursuant to the Agreements, GFS serves as Transfer Agent and Dividend Disbursing and Fund Accounting Agent to each Fund.  For these services, each Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.  The Trust on behalf of each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of each Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of each Fund’s shares. Each Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund’s average daily net assets. During the period ended December 31, 2007, the Plan was not in effect, hence the Funds did not accrue any fees and no payments were made.

Note 4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the period ended December 31, 2007 were approximately as follows:

	Capital Value Fund	Capital Growth Fund
Purchases	$8,722,673	$4,051,107
Sales	$7,240,710	$2,829,994

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	Capital Value Fund	Capital Growth Fund
Gross unrealized appreciation	$1,376,922	$1,352,745
Gross unrealized depreciation	$(89,802)	$(89,149)
Net unrealized appreciation	$1,287,120	$1,263,596

TRUSTEES AND OFFICERS

Overall responsibility for conduct of the Trust’s affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated in a separate table below.  The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.  The Trust’s bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Pamela Evans	See Note 1
Robert Wayland-Smith 63	Trustee	2004	See Below	2
Kathleen Wright, 58	Trustee	2006	See Below	2

                                                                                 *

Please see each Board member’s personal description below.

Interested Trustees Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Edmond Sheidlower, 40	President	2004	Principal – Bryce Capital	2
Dennis Lohouse, 54	CFO	2004	Principal – Bryce Capital	2

                                                                                 *

Please see each Board member’s personal description below.

Robert Wayland-Smith.   Mr. Wayland-Smith joined Lincoln Rochester Trust Company, a predecessor of JPMorgan Chase & Co., in 1967 as a management trainee in the portfolio and liability management department.  During his 31-year career at the bank he served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust.  He served as President and CEO of the Rochester Division from 1988 through June 1993.  At the time of his retirement in December 1998, he was the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank.

A native of Oneida, New York, Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.  He has two married daughters who are elementary school teachers.

Active in a number of community and professional organizations, Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Note1: Trustee Pamela Evans resigned from the board as of December 31, 2007. The Board has initiated a selection process to replace her.

Kathleen Wright.   Ms. Wright brings over 40 years of financial services experience to the Board of Bryce Capital Funds. Her career started at Basch and Company in their mutual funds division. After moving to Rochester, New York she spent 18 years at The Chase Manhattan Bank as manager of Institutional Trust Services, wherein she managed custody, corporate trust and fiduciary services for institutions and money managers. In 1993 she co-founded Epic Advisors, a nationally recognized TPA and recordkeeping firm, providing 401k and pension plan services to plan sponsors and plan participants.

Epic Advisors was acquired by a regional banking institution in 2005 and Ms. Wright now devotes her entrepreneurial skill and expertise working with not-for-profit organizations in Western New York. She is currently the Chairperson of the Rochester Women’s Foundation.

Edmond D. Sheidlower, CMFC.  Mr. Sheidlower has 17 years of significant investment experience. Prior to co-founding Bryce Capital Management, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. In his most recent position he was a Portfolio Manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group he was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase’s equity mutual and collective funds.

A 1988 graduate of Hobart College in Geneva, New York, Mr. Sheidlower holds a Bachelor of Arts degree in Economics and he has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA.  A founding partner of Bryce Capital Management, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987 he was appointed Director of Research with responsibility for stock research and trading. In that same year he became co-manager of the Trinity Equity Trust, a $200 million diversified equity fund.

In 1990 he moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses.  Early in 1992, he was named Manager of Chase's Institutional Investment Group.  In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995.  He was also a Managing Director and registered principal of Chase Securities Inc.

He holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

Bryce Capital Funds

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-62-BRYCE

www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

©2006 Bryce Capital Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bryce Capital Funds

By (Signature and Title)

*/s/ Edmond D. Sheidlower

       Edmond D. Sheidlower, President

Date

2/29/08

By (Signature and Title)

*/s/ Dennis E. Lohouse, CFA

       Dennis E. Lohouse, CFA, Treasurer

Date

2/29/08